                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:  2020 Calamos Court, Naperville
                                         Illinois 60563

NAME AND ADDRESS OF AGENT FOR SERVICE:   James S. Hamman, Jr., Secretary,
                                         Calamos Advisors LLC
                                         2020 Calamos Court,
                                         Naperville, Illinois
                                         60563

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2005

DATE OF REPORTING PERIOD: January 1, 2005 through December 31, 2005

ITEM 1. REPORT TO SHAREHOLDERS.

                                   (GRAPHIC)

                     CALAMOS(R) GROWTH AND INCOME PORTFOLIO

                                                 ANNUAL REPORT DECEMBER 31, 2005

                                                   (CALAMOS INVESTMENTS(R) LOGO)

                               Table of Contents

President's Letter......................................................      1

Performance & Portfolio Information.....................................      3

Expense Overview........................................................      4

Schedule of Investments.................................................      5

Statement of Assets and Liabilities.....................................      8

Statement of Operations.................................................      9

Statement of Changes In Net Assets......................................     10

Notes to Financial Statements...........................................     11

Financial Highlights....................................................     16

Report of Independent Registered Public Accounting Firm.................     17

Tax Information.........................................................     18

Trustees and Officers...................................................     19

                               PRESIDENT'S LETTER

                                    [PHOTO]


Dear Contract Owner,

This annual report covers the 12-month period ending on December 31, 2005 for the Calamos Growth and Income Portfolio. For the period, the Portfolio delivered a total return of 7.15%, which compares favorably with the 4.91% return of the S&P 500 Index. The Portfolio's performance also significantly surpassed the performance of the Value Line Convertible Index, which returned 3.56%.

The Portfolio offers a defensive approach to equity participation by allocating assets to both common stock and convertible securities, as the latter generally provides a level of equity participation with the potential for more downside protection. We believe that the Portfolio's performance during the period reflects both our balanced approach to allocating assets to the Portfolio, as well as our overall positioning of the Portfolio relative to our economic and market outlook.

The Portfolio has been positioned for the middle phase of the economic cycle, characterized by solid, albeit slowing growth. Among convertibles, we favored -- and continue to favor -- higher quality securities with good equity sensitivity, which typically perform well in this economic backdrop. Among equities, we increased our focus on higher-quality, larger cap stocks supported by strong balance sheets. However, a significant portion of the Portfolio is still allocated to the mid-cap segment, which we believe is appropriate for an economy in the middle of an economic expansion.

This positioning hurt the Portfolio during the market's more cautious stance earlier in 2005, as both the equity and convertible markets stayed defensive. However, our more optimistic positioning helped at the end of the period, propelling the Portfolio to a strong overall performance for the year as the market gained greater recognition of the economy's underlying strengths. Among convertibles, one of the factors impacting the convertible market has been the selling pressure from hedge funds employing convertible arbitrage -- a popular hedge fund strategy that has a history of delivering consistent returns with low risk. In the recent market environment, the returns produced by convertible arbitrage hedge funds have disappointed investors. This disappointment has led to redemptions, which in turn, has led to the hedge fund community selling into the convertible market. This selling pressure has depressed prices in the convertible bond market and created some of the best valuations we have seen since 1987, producing what we perceive as attractive opportunities following a lackluster 2005. The Portfolio has a significant allocation to convertibles in light of this valuation gap and our anticipation of the gap narrowing. We believe that as convertible valuations return to historic norms, the Portfolio is positioned to benefit.

                                                   Growth and Income Portfolio 1
                                              President's Letter ANNUAL REPORT

Among our equity allocation, we have a positive outlook on the Information Technology sector and favor companies with supply-side driven business models and healthy cash positions on their balance sheets. We increased exposure to the Financials sector during the period, which has the potential to benefit should consumers shift to saving and investing in order to maximize household net worth. Given the sustained high energy prices and its impact on lower-income earning consumers, we reduced Consumer Discretionary throughout 2005, focusing on companies within the sector that serve the high-end consumer. Overall, we are finding more attractive risk/reward opportunities among larger-cap, higher quality companies with stable growth records, which is consistent with our assessment of being in the middle phase of the growth cycle. Looking ahead, we are optimistic on the Portfolio's prospects, as we believe that the middle growth phase of the economic cycle may last for many quarters, and we believe the Portfolio is well positioned with its balanced approach to market participation.

We thank you for your continued support of the Calamos Growth and Income Portfolio.

Sincerely,

/s/ JOHN P. CALAMOS, SR.
--------------------------------------
JOHN P. CALAMOS, SR.
Chairman, Chief Executive Officer and
Co-Chief Investment Officer

GROWTH AND INCOME PORTFOLIO

The views expressed in this report reflect those of Calamos Advisors LLC, only through December 31, 2005. The advisor's views are subject to change at any time based on market and other conditions.

                                                   Growth and Income Portfolio 2
                                              President's Letter ANNUAL REPORT

PERFORMANCE & PORTFOLIO INFORMATION

AVERAGE ANNUAL TOTAL RETURN* AS OF 12/31/2005

                                         SINCE INCEPTION
1 YEAR       3 YEARS      5 YEARS     (5/19/1999- 12/31/2005)
------       -------      -------     -----------------------
7.15%        14.39%        6.43%               9.09%

Performance shown is past and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not include sales or redemption charges. Returns do no reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Note: Without expense limits, the Portfolio's total return would have been lower.

GROWTH OF $10,000

Based on a hypothetical investment made in the Fund

from 5/19/99 through 12/31/05

                              (PERFORMANCE GRAPH)

CALAMOS GROWTH AND INCOME PORTFOLIO

Instrument Inception (5/19/1999 to 12/31/2005)

  DATE          GROWTH AND INCOME PORTFOLIO     S&P 500 INDEX - DIVS REINVESTED     VALUE LINE CONVERTIBLE BOND INDEX
---------       --------------------------      -------------------------------     ---------------------------------
05/19/1999                   10,000                         10,000                               10,000
05/31/1999                    9,860                          9,688                               10,051
06/30/1999                   10,290                         10,226                               10,248
07/31/1999                   10,140                          9,907                               10,248
08/31/1999                   10,150                          9,858                               10,144
09/30/1999                   10,060                          9,587                               10,143
10/31/1999                   10,450                         10,194                               10,298
11/30/1999                   11,040                         10,401                               10,703
12/31/1999                   12,319                         11,014                               11,184
01/31/2000                   11,905                         10,460                               11,282
02/29/2000                   12,764                         10,262                               11,740
03/31/2000                   12,856                         11,266                               11,955
04/30/2000                   12,542                         10,927                               10,842
05/31/2000                   12,105                         10,703                               10,684
06/30/2000                   12,797                         10,967                               11,304
07/31/2000                   12,685                         10,796                               11,015
08/31/2000                   13,740                         11,466                               11,512
09/30/2000                   13,698                         10,861                               11,354
10/31/2000                   13,173                         10,815                               10,716
11/30/2000                   12,383                          9,962                               10,181
12/31/2000                   13,023                         10,011                               10,032
01/31/2001                   13,119                         10,366                               10,828
02/28/2001                   12,610                          9,421                               10,558
03/31/2001                   12,272                          8,824                                9,817
04/30/2001                   12,688                          9,510                               10,484
05/31/2001                   12,763                          9,574                               10,771
06/30/2001                   12,644                          9,341                               10,637
07/31/2001                   12,580                          9,249                               10,446
08/31/2001                   12,397                          8,670                               10,350
09/30/2001                   11,572                          7,970                                9,628
10/31/2001                   11,669                          8,122                                9,775
11/30/2001                   12,158                          8,745                               10,160
12/31/2001                   12,389                          8,821                               10,288
01/31/2002                   12,455                          8,692                               10,313
02/28/2002                   12,312                          8,525                               10,015
03/31/2002                   12,699                          8,845                               10,370
04/30/2002                   12,832                          8,309                               10,251
05/31/2002                   12,976                          8,248                               10,172
06/30/2002                   12,393                          7,660                                9,630
07/31/2002                   11,680                          7,063                                9,060
08/31/2002                   11,869                          7,110                                9,164
09/30/2002                   11,318                          6,337                                8,940
10/31/2002                   11,520                          6,895                                9,136
11/30/2002                   12,195                          7,301                                9,626
12/31/2002                   11,881                          6,872                                9,772
01/31/2003                   12,006                          6,692                               10,056
02/28/2003                   11,927                          6,591                               10,060
03/31/2003                   11,954                          6,655                               10,226
04/30/2003                   12,687                          7,203                               10,732
05/31/2003                   13,328                          7,583                               11,173
06/30/2003                   13,439                          7,680                               11,324
07/31/2003                   13,520                          7,815                               11,532
08/31/2003                   13,763                          7,967                               11,455
09/30/2003                   13,744                          7,883                               11,308
10/31/2003                   14,302                          8,329                               11,597
11/30/2003                   14,651                          8,402                               11,769
12/31/2003                   14,941                          8,843                               12,139
01/31/2004                   15,504                          9,005                               12,357
02/29/2004                   15,610                          9,130                               12,446
03/31/2004                   15,574                          8,992                               12,791
04/30/2004                   14,914                          8,851                               12,627
05/31/2004                   15,126                          8,973                               12,624
06/30/2004                   15,464                          9,147                               12,775
07/31/2004                   14,920                          8,845                               12,493
08/31/2004                   14,826                          8,880                               12,405
09/30/2004                   15,225                          8,976                               12,678
10/31/2004                   15,296                          9,114                               12,809
11/30/2004                   16,207                          9,482                               13,220
12/31/2004                   16,600                          9,805                               13,561
01/31/2005                   16,172                          9,566                               13,293
02/28/2005                   16,528                          9,767                               13,380
03/31/2005                   16,338                          9,594                               13,041
04/30/2005                   15,596                          9,412                               12,688
05/31/2005                   16,182                          9,712                               12,652
06/30/2005                   16,520                          9,726                               13,232
07/31/2005                   16,975                         10,087                               13,559
08/31/2005                   17,143                          9,995                               13,749
09/30/2005                   17,541                         10,076                               13,863
10/31/2005                   17,181                          9,908                               13,677
11/30/2005                   17,522                         10,283                               13,906
12/31/2005                   17,786                         10,287                               14,043

**Value Line Convertible Bond Index data shown is from 5/31/99, since comparative index data is available only for full monthly periods.

PORTFOLIO ASSET ALLOCATION AS OF 12/31/05

CONVERTIBLE                   50%
CONVERTIBLE PREFERRED          8%
COMMON STOCKS                 40%
SHORT-TERM INVESTMENTS         2%

Portfolio asset allocation is based on total investments less cash collateral for securities on loan.

SECTOR ALLOCATION AS OF 12/31/05

INFORMATION TECHNOLOGY               19.9%
HEALTH CARE                          18.1%
CONSUMER DISCRETIONARY               17.3%
FINANCIALS                           16.9%
ENERGY                               11.7%
INDUSTRIALS                           9.2%
CONSUMER STAPLES                      2.4%
MATERIALS                             2.4%
TELECOMMUNICATION SERVICES            2.1%

Sector allocation are based on total investments (excluding security lending collateral and short-term investments) and may vary over time.

3  Growth and Income Portfolio
   ANNUAL REPORT Performance

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1.) Transactions costs, including sales charges, or loads, on purchase payments, or other distributions.

2.) Ongoing costs, including management fees and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the Portfolio's chart:

ACTUAL -- In this part of the chart, you'll see the actual expenses you would have on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the "Actual Expenses per $1,000" row. (In this example, you would multiply 8.6 by the figure).

HYPOTHETICAL -- In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2005 through December 31, 2005, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the 5% annual return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, July 1, 2005, and held through December 31, 2005.

ACTUAL EXPENSES PER $1,000*                 $    6.65
ENDING VALUE                                $1,076.70
                                            ---------
HYPOTHETICAL EXPENSES PER $1,000*           $    6.46
ENDING VALUE                                $1,018.80
                                            ---------
ANNUALIZED EXPENSE RATIO                         1.27%
                                            ---------

*Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

                                                 Growth and Income Portfolio  4
                                              Expense Overview ANNUAL REPORT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005

PRINCIPAL
  AMOUNT                                                                 VALUE
---------                                                             ----------
CONVERTIBLE BONDS (50.1%)
            CONSUMER DISCRETIONARY (9.0%)
 $135,000   Caesars Entertainment, Inc.++
            4.150%, 04/15/24                                          $  172,707
  340,000   Carnival Corp.
            0.000%, 10/24/21                                             303,450
  300,000   Deutsche Bank, LUX (USA Interactive)*++
            4.450%, 05/01/12                                             378,562
  230,000   Goodyear Tire & Rubber Company*
            4.000%, 06/15/34                                             359,950
  270,000   International Game Technology
            0.000%, 01/29/33                                             181,238
   85,000   Lamar Advertising Company@
            2.875%, 12/31/10                                              90,206
  740,000   Liberty Media Corp.(Time Warner)
            0.750%, 03/30/23                                             795,500
   85,000   Lions Gate Entertainment Corp.*
            3.625%, 03/15/25                                              73,419
  335,000   Omnicom Group, Inc.@
            0.000%, 02/07/31                                             335,419
   70,000   Playboy Enterprises, Inc.*
            3.000%, 03/15/25                                              70,350
  150,000   Starwood Hotels & Resorts Worldwide, Inc.
            3.500%, 05/16/23                                             192,937
  260,000   Walt Disney Company
            2.125%, 04/15/23                                             261,300
                                                                      ----------
                                                                       3,215,038
                                                                      ----------
            CONSUMER STAPLES (0.2%)
   70,000   Church & Dwight Company, Inc.
            5.250%, 08/15/33                                              84,612
                                                                      ----------
            ENERGY (5.3%)
  165,000   Cal Dive International, Inc.*
            3.250%, 12/15/25                                             222,750
            Grey Wolf, Inc.
  140,000   3.750%, 05/07/23                                             180,425
   50,000   4.004%, 04/01/24++                                            68,975
  300,000   Halliburton Company, Inc.
            3.125%, 07/15/23                                             514,500
  340,000   Nabors Industries, Inc.@
            0.000%, 06/15/23                                             402,475
  225,000   Schlumberger, NV (Schlumberger, Ltd.)
            2.125%, 06/01/23                                             292,500
  125,000   Veritas DGC, Inc.*++
            3.741%, 03/15/24                                             200,050
                                                                      ----------
                                                                       1,881,675
                                                                      ----------
            FINANCIALS (7.3%)
  330,000   Bank of America Corp.(NASDAQ 100)
            0.250%, 01/26/10                                             343,398
  150,000   BlackRock, Inc.*
            2.625%, 02/15/35                                             174,000
            HCC Insurance Holdings, Inc.
   75,000   1.300%, 04/01/23                                              99,656
   70,000   2.000%, 09/01/21                                              98,788
 $420,000   Host Marriott Corp.*
            3.250%, 04/15/24                                          $  491,925
  150,000   Markel Corp.@
            0.000%, 06/05/31                                              56,813
  580,000   Merrill Lynch & Company, Inc.@
            0.000%, 03/13/32                                             617,700
  100,000   Select Insurance Group
            1.615%, 09/24/32                                              70,000
  350,000   Travelers Property Casualty Corp.
            4.500%, 04/15/32                                             346,640
  325,000   Wachovia Corp.(Halliburton, Nabors
            Industries, Amerada Hess)
            0.250%, 12/15/10                                             328,250
                                                                      ----------
                                                                       2,627,170
                                                                      ----------
            HEALTH CARE (10.0%)
  780,000   Amgen, Inc.
            0.000%, 03/01/32                                             612,300
  175,000   Cephalon, Inc.@
            0.000%, 06/15/33                                             208,906
  190,000   Cytyc Corp.*
            2.250%, 03/15/24                                             210,425
  275,000   Emdeon Corp.@
            1.750%, 06/15/23                                             225,156
  165,000   Genesis Healthcare Corp.*@
            2.500%, 03/15/25                                             150,769
  150,000   Greatbatch,Inc.
            2.250%, 06/15/13                                             132,000
  310,000   Health Management Associates, Inc.@
            1.500%, 08/01/23                                             311,938
  150,000   Henry Schein, Inc.@
            3.000%, 08/15/34                                             168,750
  500,000   Medtronic, Inc.
            1.250%, 09/15/21                                             508,750
  180,000   Omnicare, Inc.
            3.250%, 12/15/35                                             179,550
            Teva Pharmaceutical Industries, Ltd.
  230,000   0.250%, 02/01/24                                             287,500
  150,000   0.500%, 02/01/24@                                            178,875
  320,000   Thoratec Corp.
            1.380%, 05/16/34                                             223,600
  160,000   Wyeth++
            3.320%, 01/15/24                                             165,846
                                                                      ----------
                                                                       3,564,365
                                                                      ----------
            INDUSTRIALS (4.6%)
  230,000   Armor Holdings, Inc.
            2.000%, 11/01/24                                             228,562
  200,000   CSX Corp.
            0.000%, 10/30/21                                             192,000
  180,000   FTI Consulting, Inc.*@
            3.750%, 07/15/12                                             200,475
  445,000   L-3 Communications Holdings*@
            3.000%, 08/01/35                                             442,219
  335,000   Lockheed Martin Corp.++
            4.090%, 08/15/33                                             358,912

               See accompanying Notes to Schedule of Investments.


5   Growth and Income Portfolio
    ANNUAL REPORT Schedule of Investments

                                                         Schedule of Investments

DECEMBER 31, 2005

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                            -----------
 $330,000   Roper Industries, Inc.
            1.481%, 01/15/34                                         $   182,325
   30,000   United Industrial Corp.*
            3.750%, 09/15/24                                              37,650
                                                                     -----------
                                                                       1,642,143
                                                                     -----------
            INFORMATION TECHNOLOGY (9.8%)
  185,000   ADC Telecommunications, Inc.
            1.000%, 06/15/08                                             185,694
  225,000   Advanced Micro Devices, Inc.
            4.750%, 02/01/22                                             297,281
  200,000   BearingPoint, Inc.*
            2.500%, 12/15/24                                             186,750
  165,000   CommScope, Inc.@
            1.000%, 03/15/24                                             170,981
  110,000   CSG Systems International, Inc.*
            2.500%, 06/15/24                                             107,938
            Digital River, Inc.
  150,000   1.250%, 01/01/24*                                            143,625
   50,000   1.250%, 01/01/24@                                             47,875
  140,000   DST Systems, Inc.
            4.125%, 08/15/23                                             186,200
  175,000   Electronics For Imaging, Inc.@
            1.500%, 06/01/23                                             194,469
            Euronet Worldwide, Inc.*
  200,000   1.625%, 12/15/24                                             205,250
   75,000   3.500%, 10/15/25                                              72,750
  190,000   Juniper Networks, Inc.*
            0.000%, 06/15/08                                             226,812
   80,000   LSI Logic Corp.
            4.000%, 05/15/10                                              77,100
   50,000   M-Systems Flash Disk Pioneers, Ltd.*
            1.000%, 03/15/35                                              63,625
  230,000   Novell, Inc.
            0.500%, 07/15/24                                             219,650
  165,000   Openwave Systems, Inc.@
            2.750%, 09/09/08                                             188,306
            Powerwave Technologies, Inc.
  140,000   1.875%, 11/15/24                                             177,100
    7,000   1.250%, 07/15/08                                               8,934
  170,000   Red Hat, Inc.@
            0.500%, 01/15/24                                             199,537
  365,000   Sybase, Inc.*
            1.750%, 02/22/25                                             375,950
   90,000   Yahoo!, Inc.
            0.000%, 04/01/08                                             172,913
                                                                     -----------
                                                                       3,508,740
                                                                     -----------
            MATERIALS (1.8%)
  300,000   Anglo American, PLC
            3.375%, 04/17/07                                             443,236
  115,000   Freeport-McMoRan Copper & Gold, Inc.@
            7.000%, 02/11/11                                             207,863
                                                                     -----------
                                                                         651,099
                                                                     -----------
            TELECOMMUNICATION SERVICES (2.1%)
 $135,000   Nextel Partners, Inc.
            1.500%, 11/15/08                                         $   295,988
  425,000   NII Holdings, Inc.*@
            2.750%, 08/15/25                                             463,781
                                                                     -----------
                                                                         759,769
                                                                     -----------
            TOTAL CONVERTIBLE BONDS
            (Cost $16,685,569)                                        17,934,611
                                                                     -----------

NUMBER OF
  SHARES                                                                 VALUE
---------                                                              ---------
CONVERTIBLE PREFERRED STOCKS (8.4%)
            ENERGY (2.8%)
    2,000   Amerada Hess Corp.
            7.000%                                                       216,160
      500   Chesapeake Energy Corp.*
            5.000%                                                        68,687
    7,000   Valero Energy Corp.
            2.000%                                                       717,500
                                                                       ---------
                                                                       1,002,347
                                                                       ---------
            FINANCIALS (5.2%)
    9,200   E*TRADE FINANCIAL Corp.
            6.125%                                                       262,016
      160   Fortis, NV (Assurant)*
            7.750%                                                       193,800
    5,350   Genworth Financial, Inc.
            6.000%                                                       203,621
            Hartford Financial Services Group, Inc.
    2,400   6.000%                                                       182,640
    2,100   7.000%                                                       161,973
    5,000   IndyMac Bancorp, Inc.
            6.000%                                                       318,750
    6,200   Metlife, Inc.
            6.375%                                                       170,810
    3,400   Morgan Stanley (Nuveen Investments)
            5.875%                                                       135,028
    4,400   Washington Mutual, Inc.
            5.375%                                                       238,700
                                                                       ---------
                                                                       1,867,338
                                                                       ---------
            HEALTH CARE (0.4%)
    2,800   Baxter International, Inc.
            7.000%                                                       150,500
                                                                       ---------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost $2,166,441)                                          3,020,185
                                                                       ---------
COMMON STOCKS (40.3%)
            CONSUMER DISCRETIONARY (8.1%)
    8,000   eBay,Inc.#                                                   346,000
   14,200   H&R Block, Inc.                                              348,610
    6,800   Harley-Davidson, Inc.                                        350,132
    9,000   Home Depot, Inc.                                             364,320
    6,000   International Game Technology@                               184,680
    2,800   ITT Educational Services, Inc.#                              165,508

               See accompanying Notes to Schedule of Investments.


                                                 Growth and Income Portfolio   6
                                       Schedule of Investments ANNUAL REPORT

Schedule of Investments

DECEMBER 31, 2005

NUMBER OF
  SHARES                                                                VALUE
---------                                                            -----------
    6,000   Office Depot, Inc.#                                      $   188,400
   12,620   Starbucks Corp.#                                             378,726
    6,300   Tiffany & Co.@                                               241,227
    7,300   YUM! Brands, Inc.                                            342,224
                                                                     -----------
                                                                       2,909,827
                                                                     -----------
            CONSUMER STAPLES (2.2%)
   13,000   Kroger Company#                                              245,440
    9,000   PepsiCo, Inc.                                                531,720
                                                                     -----------
                                                                         777,160
                                                                     -----------
            ENERGY (3.5%)
    2,350   Anadarko Petroleum Corp.                                     222,663
    7,292   Massey Energy Company                                        276,135
   10,000   Noble Energy, Inc.                                           403,000
   7,666    XTO Energy, Inc.                                             336,844
                                                                     -----------
                                                                       1,238,642
                                                                     -----------
            FINANCIALS (4.1%)
    1,100   BlackRock, Inc.@                                             119,328
    4,400   Goldman Sachs Group, Inc.                                    561,924
    3,000   Legg Mason, Inc.                                             359,070
    2,940   Prudential Financial, Inc.                                   215,179
    5,000   Washington Mutual, Inc.@                                     217,500
                                                                     -----------
                                                                       1,473,001
                                                                     -----------
            HEALTH CARE (7.5%)
    1,700   Alcon, Inc.@                                                 220,320
    4,600   Genzyme Corp.#                                               325,588
    6,700   Gilead Sciences, Inc.#                                       352,621
   24,000   King Pharmaceuticals, Inc.#                                  406,080
    5,600   McKesson Corp.                                               288,904
    5,700   Thermo Electron, Corp.#                                      171,741
   11,900   UnitedHealth Group, Inc.                                     739,466
    2,288   WellPoint, Inc.#                                             182,560
                                                                     -----------
                                                                       2,687,280
                                                                     -----------
            INDUSTRIALS (4.6%)
    6,000   Boeing Company                                               421,440
   10,000   Burlington Northern Santa Fe Corp.                           708,200
    3,400   L-3 Communications Holdings                                  252,790
    6,000   Raytheon Company                                             240,900
                                                                     -----------
                                                                       1,623,330
                                                                     -----------
            INFORMATION TECHNOLOGY (9.8%)
    6,500   Fair Isaac Corp.@                                            287,105
    9,500   Infosys Technologies, Ltd.                                   768,170
    9,700   LSI Logic Corp.#@                                             77,600
   15,800   Microsoft Corp.                                              413,170
   12,716   Motorola, Inc.                                               287,254
   32,000   Nokia Corp.                                                  585,600
   35,000   Novell, Inc.#@                                               309,050
   11,250   NVIDIA Corp.#@                                               411,300
   18,000   Tellabs, Inc.#                                           $   196,200
    4,500   Yahoo!, Inc.#@                                               176,310
                                                                     -----------
                                                                       3,511,759
                                                                     -----------
            MATERIALS (0.5%)
    2,400   Martin Marietta Materials, Inc.                              184,128
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $11,907,794)                                        14,405,127
                                                                     -----------

PRINCIPAL
  AMOUNT                                                                  VALUE
---------                                                                -------
SHORT-TERM INVESTMENT (1.2%)
 $421,000   Citigroup, Inc.
            4.110%, 01/03/06
            (Cost $420,904)                                              420,904

NUMBER OF
  SHARES                                                                VALUE
---------                                                           ------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (17.9%)
6,407,655   Bank of New York Institutional Cash Reserve Fund
            current rate 4.363%
            (Cost $6,407,655)                                         6,407,655
                                                                    -----------
TOTAL INVESTMENTS (117.9%)
   (Cost $37,588,363)                                                42,188,482
                                                                    ===========
PAYABLE UPON RETURN OF SECURITIES LOANED (-17.9%)                    (6,407,655)
                                                                    -----------
OTHER ASSETS, LESS LIABILITIES (0.0%)                                    15,482
                                                                    -----------
NET ASSETS (100.0%)                                                 $35,796,309
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At December 31, 2005, the market value of 144A securities that could not be exchanged to the registered form is $2,188,094 or 6.1% of net assets.

#    Non-income producing security.

@    Security, or portion of security, is on loan.

++ Variable rate security. The interest rate shown is the rate in effect at December 31, 2005.

                 See accompanying Notes to Financial Statements.


7   Growth and Income Portfolio
    ANNUAL REPORT Schedule of Investments

Statement of Assets and Liabilities

DECEMBER 31, 2005
------------------
ASSETS
Investments, at value* (cost $37,588,363)                  $42,188,482
Cash with custodian (interest bearing)                             381
Receivables:
  Accrued interest and dividends                                91,752
  Fund shares sold                                                 473
Other assets                                                    25,433
                                                           -----------
         Total assets                                       42,306,521
                                                           -----------
LIABILITIES AND NET ASSETS
Payables:
  Cash collateral for securities loaned                      6,407,655
  Fund shares redeemed                                           1,134
  Affiliates:
    Investment advisory fees                                    22,950
    Deferred compensation to Trustees                           25,433
    Other                                                          588
  Other accounts payable and accrued liabilities                52,452
                                                           -----------
         Total liabilities                                   6,510,212
                                                           -----------
         NET ASSETS                                        $35,796,309
                                                           ===========
ANALYSIS OF NET ASSETS
Paid in capital                                             30,053,754
Undistributed net investment income (loss)                    (297,542)
Accumulated net realized gain (loss) on investments          1,439,978
Unrealized appreciation (depreciation) of investments        4,600,119
                                                           -----------
         NET ASSETS                                        $35,796,309
                                                           ===========
Shares outstanding                                           2,466,786
Net asset value and redemption price per share             $     14.51

*   Including securities on loan with a value of $6,214,389.

                See accompanying Notes to Financial Statements.

                                                  Growth and Income Portfolio  8
                            Statement of Assets and Liabilities ANNUAL REPORT

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
----------------------------
INVESTMENT INCOME
Interest                                                                $  391,450
Dividends*                                                                 276,715
Securities lending income                                                   25,924
                                                                        ----------
      Total investment income                                              694,089
                                                                        ----------
EXPENSES
Investment advisory fees                                                   255,955
Financial accounting fees                                                    3,743
Audit and legal fees                                                       112,234
Custodian fees                                                              14,794
Trustees' fees                                                              14,137
Printing and mailing fees                                                    5,768
Accounting fees                                                              5,562
Transfer agent fees                                                          1,609
Registration fees                                                              364
Other                                                                       20,751
                                                                        ----------
      Total expenses                                                       434,917
                                                                        ----------
      NET INVESTMENT INCOME (LOSS)                                         259,172
                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) FROM:
   Investments                                                           2,443,879
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                            (254,894)
                                                                        ----------
      NET GAIN (LOSS) ON INVESTMENTS                                     2,188,985
                                                                        ----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $2,448,157
                                                                        ----------

*    Net of foreign taxes withheld of $2,628.

                See accompanying Notes to Financial Statements.


9   Growth and Income Portfolio
    ANNUAL REPORT Statement of Operations

Statement of Changes in Net Assets

                                                                               Year Ended December 31,
                                                                               ------------------------
                                                                                  2005         2004
                                                                               ----------   ----------
OPERATIONS
Net investment income (loss)                                                   $   259,172  $   324,564
Net realized gain (loss) from investments and foreign currency transactions      2,443,879      948,985
Change in net unrealized appreciation/depreciation on investments                 (254,894)   1,858,703
                                                                               -----------  -----------
Net increase (decrease) in net assets resulting from operations                  2,448,157    3,132,252
                                                                               -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                             (809,300)    (357,077)
Net realized gains                                                                (303,544)          --
                                                                               -----------  -----------
         Total distributions                                                    (1,112,844)    (357,077)
                                                                               -----------  -----------
CAPITAL SHARE TRANSACTIONS
Issued                                                                           3,356,213   10,654,791
Issued in reinvestment of distributions                                          1,112,844      357,077
Redeemed                                                                        (3,727,379)  (2,435,364)
                                                                               -----------  -----------
  Net increase (decrease) in net assets from capital share transactions            741,678    8,576,504
                                                                               -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,076,991   11,351,679
                                                                               -----------  -----------
NET ASSETS
Beginning of period                                                            $33,719,318  $22,367,639
                                                                               -----------  -----------
End of period                                                                   35,796,309   33,719,318
                                                                               -----------  -----------
Undistributed net investment income (loss)                                     $  (297,542) $    57,033
CAPITAL SHARE TRANSACTIONS
Shares issued                                                                      242,420      814,736
Shares issued in reinvestment of distributions                                      77,821       27,011
Shares redeemed                                                                   (265,348)    (184,972)
                                                                               -----------  -----------
Net increase (decrease) in capital shares outstanding                               54,893      656,775
                                                                               -----------  -----------

                See accompanying Notes to Financial Statements.

                                                 Growth and Income Portfolio  10
                             Statement of Changes in Net Assets ANNUAL REPORT

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Calamos Advisors Trust, a Massachusetts business trust organized on February 17, 1999 (the "Trust"), and registered under the Investment Company Act of 1940 (the "1940 Act") consists of a single series, Calamos Growth and Income Portfolio (the "Portfolio"). The Trust currently offers the Portfolio's shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio commenced investment operations on May 19, 1999. The Portfolio seeks high long-term total return through growth and current income.

PORTFOLIO VALUATION. In computing the net asset value of the Portfolio, portfolio securities that are traded on a securities exchange in the United States, except an option security, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty's price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of the fair value of the security, the security is priced at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Portfolio may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees' guidelines, materially affected by events occurring before the Portfolio's pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Portfolio's net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio's net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is

11  Growth and Income Portfolio
    ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Portfolio may purchase or write (sell) put and call options. One of the risks associated with purchasing an option, is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for income taxes because the Trust's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders substantially all of its taxable income and gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. Financial records are not adjusted for temporary differences.

                                                 Growth and Income Portfolio  12
                                 Notes to Financial Statements ANNUAL REPORT

                                                   Notes to Financial Statements

INDEMNIFICATIONS. Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), the Portfolio pays an annual fee, payable monthly, equal to 0.75% of the average daily net assets of the Portfolio.

Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation, "combined assets" means the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund and Calamos Global Total Return Fund). "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Portfolio's relative portion of combined assets.

Effective August 1, 2005, the Trust began reimbursing the advisor for compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of "Other" expenses on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio's transfer agent ("US Bancorp"), Calamos Financial Services LLC ("CFS") provides certain shareholder administrative services to US Bancorp. Effective as of September 1, 2005, CFS will receive an annual fee of $175,000, paid in monthly installments, for providing of these services. Also, US Bancorp pays license fees to unaffiliated third parties for CFS' utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp and the transfer agency fees payable by the Portfolio to US Bancorp has not increased as a result thereof.

Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of a participating trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of the Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Deferred compensation investments within Calamos Investment Trust of $25,433 are included in "Other assets" on the Statement of Assets and Liabilities at December 31, 2005. The Portfolio's obligation to make payments under the Plan is a general obligation of the Portfolio and is included in "Deferred compensation to Trustees" on the Statement of Assets and Liabilities at December 31, 2005.

13  Growth and Income Portfolio
    ANNUAL REPORT Notes to Financial Statements

NOTE 3 - INVESTMENTS

Purchases and sales of investments other than short-term obligations, for the year ended December 31, 2005 were as follows:

Purchases                            $ 23,512,297
Proceeds from sales                   (23,363,446)

The following information is presented on an income tax basis as of December 31, 2005. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences.

The cost basis of investments for Federal income tax purposes at December 31, 2005 was as follows:

Cost basis of investments                         $37,769,940
                                                  -----------
Gross unrealized appreciation                       4,733,407
Gross unrealized depreciation                        (314,865)
                                                  -----------
Net unrealized appreciation (depreciation)        $ 4,418,542
                                                  ===========

NOTE 4 - INCOME TAXES

For the year ended December 31, 2005, the Portfolio recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital                                         $     2,500
Undistributed net investment income (loss)                  195,553
Accumulated net realized gain (loss) on investments
  and foreign currency transactions                        (198,053)

As of December 31, 2005, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                                $      27,385
Undistributed capital gains                                      1,319,811
                                                             -------------
Total undistributed earnings                                     1,347,196
                                                             -------------
Accumulated capital and other losses                                    --
Net unrealized gains/(losses)                                    4,418,542
                                                             -------------
Total accumulated earnings/(losses)                              5,765,738
Other                                                              (23,183)
Paid-in capital                                                 30,053,754
                                                             -------------
                                                             $  35,796,309
                                                             =============

Distributions during the fiscal years ended December 31, 2005 and December 31, 2004 were characterized for income tax purposes as follows:

                                             2005                        2004
                                           ---------                   ---------
Distributions paid from:
Ordinary Income                            $ 809,300                   $ 357,077
Long-Term Capital Gain                       303,544                          --

The Portfolio intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. For the year ended December 31, 2005, the Portfolio utilized $612,957 of capital losses.

As of December 31, 2005, the Portfolio did not have a net tax basis capital loss carryforwards.

                                                 Growth and Income Portfolio  14
                                 Notes to Financial Statements ANNUAL REPORT

                                                   Notes to Financial Statements

NOTE 5 - SECURITIES LENDING

For the year ended December 31, 2005, the Portfolio loaned certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Portfolio does not have the right to vote the securities during the existence of the loan, but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors and the security lending agent will monitor the creditworthiness of the firms to which the Portfolio lends securities. At December 31, 2005, the Portfolio had securities valued at $6,214,389 that were on loan to broker-dealers and banks and $6,407,655 in cash collateral.

15  Growth and Income Portfolio
    ANNUAL REPORT Notes to Financial Statements

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                          For the Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2005      2004      2003      2002       2001
                                                                 -------   -------   -------   -------    -------
Net asset value, beginning of period                             $ 13.98   $ 12.74   $ 10.46   $ 11.29    $ 12.30
Income from investment operations:
   Net investment income (loss)                                     0.11      0.13      0.34      0.43       0.38
   Net realized and unrealized gain (loss) from
      investments and foreign currency transactions                 0.87      1.27      2.32     (0.89)     (0.99)
      Total from investment operations                              0.98      1.40      2.66     (0.46)     (0.61)

Distributions:
   Dividends from net investment income                            (0.33)    (0.16)    (0.38)    (0.37)     (0.40)
   Dividends from net realized gains                               (0.12)       --        --        --         --
      Total distributions                                          (0.45)    (0.16)    (0.38)    (0.37)     (0.40)
Net asset value, end of period                                   $ 14.51   $ 13.98   $ 12.74   $ 10.46    $ 11.29
Total return (a)                                                    7.15%    11.10%    25.76%    (4.10%)    (4.87%)
Ratios and supplemental data:
   Net assets, end of period (000)                               $35,796   $33,719   $22,368   $15,863    $15,104
   Ratio of net expenses to average net assets                      1.27%     1.31%     1.47%     1.00%      1.00%
   Ratio of net investment income (loss) to average net assets      0.76%     1.16%     3.11%     3.98%      3.41%
   Ratio of gross expenses to average net assets prior to
      waiver of expenses by the Advisor                             1.27%     1.31%     1.59%     1.78%      1.28%
Portfolio turnover rate                                            69.69%    79.53%    68.46%    42.88%     57.57%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares.


                                                Growth and Income Portfolio   16
                                         Financial Highlights ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (comprised solely of the Calamos Growth and Income Portfolio) (the "Trust") as of December 31, 2005, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. The Trust's statement of changes in net assets and financial highlights for the periods ended prior to December 31, 2005 were audited by other auditors whose report dated February 4, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Trust's custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 14, 2006

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (unaudited)

On November 1, 2005, the Trust's audit committee approved the dismissal of Ernst & Young LLP (E&Y) as independent registered public accounting firm and engaged Deloitte & Touche LLP (Deloitte) to serve as the Trust's independent registered public accounting firm for the Trust's fiscal year ended December 31, 2005. During the Trust's fiscal year ended December 31, 2004 and through November 1, 2005, neither the Trust nor anyone on its behalf consulted with Deloitte on items that (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements; or (ii) concerned the subject of a disagreement or reportable events.

The report of E&Y on the Trust's financial statements for the fiscal year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal year ended December 31, 2004 and through November 1, 2005, there were no (i) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, or (ii) reportable events.

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code
(Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2006, eligible shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $303,544, as capital gain dividends for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $135,530, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 22.80% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.


                                                Growth and Income Portfolio   18
                                              Tax Information ANNUAL REPORT

Trustees & Officers

The management of the Portfolio, including general supervision of duties performed for the Portfolio under the Investment Management Agreement, is the responsibility of its Board of Trustees.

The following table sets forth, as of December 31, 2005 each trustee's position(s) with the Portfolio, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which the trustee first became a trustee of the Portfolio.

                            POSITION(S) HELD WITH PORTFOLIO   NUMBER OF PORTFOLIOS
NAME AND AGE AT                  AND DATE FIRST ELECTED         IN FUND COMPLEX@       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
DECEMBER 31,2005                 OR APPOINTED TO OFFICE        OVERSEEN BY TRUSTEE             AND OTHER DIRECTORSHIPS HELD
----------------            -------------------------------   --------------------   -----------------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS OF PORTFOLIO:

John P. Calamos, Sr., 65*   Trustee and President (since               14            President and CEO, Calamos Asset Management,
                            1988)                                                    Inc. (CAM) and Calamos Holdings LLC (CHLLC),
                                                                                     Calamos Advisors LLC and its predecessor
                                                                                     (Calamos Advisors), and Calamos Financial
                                                                                     Services LLC and its predecessor (CFS);
                                                                                     Director, CAM

Nick P. Calamos, 44*       Trustee and Vice President                 14             Senior Executive Vice President, CAM, CHLLC,
                            (since 1992)                                             Calamos Advisors, and CFS; Director, CAM

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF PORTFOLIO:

Joe F. Hanauer, 68          Trustee (since 2001)                       14            Private investor; Director, MAF Bancorp
                                                                                     (banking); Chairman and Director,
                                                                                     Homestore.com, Inc., (Internet provider of real
                                                                                     estate information and products); Director,
                                                                                     Combined Investments, L.P. (investment
                                                                                     management)

John E. Neal, 55            Trustee (since 2001)                       14            Private investor; Managing Director, Bank One
                                                                                     Capital Markets, Inc. (investment banking)
                                                                                     (2000-2004); Executive Vice President and Head
                                                                                     of Real Estate Department, Bank One
                                                                                     (1998-2000); Director, the Brickman Group, Ltd.
                                                                                     (landscaping company)

Weston W. Marsh, 55         Trustee (since 2002)                       14            Partner, Freeborn & Peters (law firm)

William R. Rybak, 54        Trustee (since 2002)                       14            Private investor; formerly Executive Vice
                                                                                     President and CFO, Van Kampen Investments, Inc.
                                                                                     (investment management); Director, Howe Barnes
                                                                                     Investments (investment services firm);
                                                                                     Director, Private Bancorp, Inc. (bank holding
                                                                                     company)

Stephen B. Timbers, 61**   Trustee (since 2004)                       14             Private investor; formerly Vice Chairman,
                                                                                     Northern Trust Corporation (bank holding
                                                                                     company); President and Chief Executive
                                                                                     Officer, Northern Trust Investments, N.A.
                                                                                     (investment manager); formerly President,
                                                                                     Northern Trust Global Investments, a division
                                                                                     of Northern Trust Corporation and Executive
                                                                                     Vice President, The Northern Trust Corporation;
                                                                                     Trustee, Northern Mutual Fund Complex***
                                                                                     (registered investment companies)

* John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliates of Calamos Advisors and CFS. Nick Calamos is a nephew of John Calamos.

**   Mr. Timbers serves as lead independent trustee of the board.

***  Overseeing 53 portfolios in fund complex.

@ The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund and CALAMOS Global Total Return Fund.


19   Growth and Income Portfolio
     ANNUAL REPORT Trustees & Officers

Trustees & Officers

OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president of the Trust, respectively. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth as of December 31, 2005 each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became and officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

                           POSITION(S) HELD WITH TRUST        PRINCIPAL OCCUPATION(S)
NAME AND AGE AT             AND DATE FIRST ELECTED OR           DURING PAST 5 YEARS
DECEMBER 31, 2005              APPOINTED TO OFFICE          AND OTHER DIRECTORSHIPS HELD
-----------------          ---------------------------   ---------------------------------
Nimish S. Bhatt, 42        Treasurer (since 2004)        Senior Vice President and
                                                         Director of Operations, CAM,
                                                         CHLLC, Calamos Advisors and CFS
                                                         (since 2004); Senior Vice
                                                         President, Alternative
                                                         Investments and Tax Services of
                                                         BISYS, prior thereto

Patrick H. Dudasik, 50     Vice President (since 2001)   Executive Vice President, Chief
                                                         Financial Officer and
                                                         Administrative Officer, and
                                                         Treasurer, CAM and CHLLC (since
                                                         2004), Calamos Advisors and CFS
                                                         (since 2001); Chief Financial
                                                         Officer, David Gomez and
                                                         Associates, Inc. (1998-2001)
                                                         (executive search firm); and
                                                         Chief Financial Officer, Scudder
                                                         Kemper Investments, Inc., prior
                                                         thereto

James S. Hamman, Jr., 36   Secretary (since 1999)        Executive Vice President,
                                                         Secretary and General Counsel,
                                                         CAM and CHLLC (since 2004),
                                                         Calamos Advisors and CFS (since
                                                         1998)

Moses Kovalchuk, 38        Assistant Treasurer           Vice President of Mutual Fund
                           (since 2005)                  Operations, Calamos Advisors
                                                         (since 2005); Vice President of
                                                         Fund Accounting, J.P. Morgan
                                                         Chase (2002-2005); Vice President
                                                         of Fund Accounting, Deutsche
                                                         Asset Management (2000-2002)

Mark Mickey, 54            Chief Compliance Officer      Chief Compliance Officer, Calamos
                           (since 2005)                  Advisors (since 2005); Director
                                                         of Risk Assessment and Internal
                                                         Audit, Calamos Advisors
                                                         (2003-2005); President, Mark
                                                         Mickey Consulting (2002-2003);
                                                         Executive Vice President and Head
                                                         of Compliance, ABN AMRO, Inc., prior
                                                         thereto

The mailing address of the Trustees and Officers is Calamos Funds; Attn:
Secretary, 2020 Calamos Court, Naperville, IL 60563-2787

                                                Growth and Income Portfolio   20
                                          Trustees & Officers ANNUAL REPORT

                       This page intentionally left blank.

                          (CALAMOS INVESTMENTS(R) LOGO)

     Calamos Investments | 2020 Calamos Court | Naperville, IL 60563-2787 |
                         800.582.6959 | www.calamos.com

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling (800) 582-6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn:
Client Services, 2020 Calamos Court, Naperville, IL 60563, or by visiting the SEC website at http://www.sec.gov. The Portfolio's proxy voting record for the twelve month period ended June 30, 2005, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov.The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (202) 942-8090.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after December 31, 2005, updated performance data for the most recently completed calendar quarter.


               (C) 2006 Calamos Holdings LLC. All Rights Reserved. Calamos(R), CALAMOS INVESTMENTS(R), Strategies for Serious Money(R)
   and the Calamos(R) logo are registered trademarks of Calamos Holdings LLC.

                                                                KCLANR 2146 2005

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) Not applicable.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has three audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, Stephen B. Timbers and William R. Rybak. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligation, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fee - $27,000 and $27,286 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees - $11,500 and $29,260 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

      There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - $21,396 and $286 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

      There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this
Item 4.

(d) All Other Fees - $0 and $214 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph
(a)-(c) of this Item 4.

      There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)- (c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant's audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

      The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

      The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant's principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

      (2) 100% of the services provided to the registrant described in paragraphs (b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b)-(d) of this Item 4 that were required pre-approved by the audit committee.

(f) No disclosures are required by this Item 4(f).

(g) $32,896 and $29,760 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $31,256 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.

The registrant's audit committee did approve such non-audit services.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By: /s/ John P. Calamos, Sr.
   -----------------------------------------------------------------------------

Name:  John P. Calamos, Sr.
Title: Principal Executive Officer
Date:  February 21, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By: /s/ John P. Calamos, Sr.
   -----------------------------------------------------------------------------

Name:  John P. Calamos, Sr.
Title: Principal Executive Officer
Date:  February 21, 2006

By:  /s/ Patrick H. Dudasik
   -----------------------------------------------------------------------------

Name:  Patrick H. Dudasik
Title: Principal Financial Officer
Date:  February 21, 2006